SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  _____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) is February 26, 2004


                                  YP.NET, INC.

             (Exact name of registrant as specified in its charter)


             NEVADA                      000-24217           85-0206668
   ------------------------------        ----------         ------------
  (State or other jurisdiction of       (Commission        (IRS Employer
   incorporation or jurisdiction)       File Number)   Identification Number)


         4940 E. JASMINE STREET, SUITE 105, MESA,
                         ARIZONA                           85205
         ----------------------------------------          -----
                  (Address of principal                  (Zip Code)
                    executive office)


Registrant's telephone number, including area code: (480) 654-9646



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Item 7. EXHIBITS.

EXHIBIT  NO.     ITEM
------------     ----

99.1 Press Release dated February 26, 2004 reporting the Registrant's termination of loan agreements with major shareholders




Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 26, 2004, YP.Net, Inc. issued a press release announcing the termination of loan agreements with major shareholders. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2004                       YP.NET, INC.



                                              /s/  Angelo Tullo
                                              ----------------------------------
                                              Angelo Tullo, Chairman and Chief
                                              Executive Officer



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